Exhibit 10.3

Exhibit A

FORM OF

PARTICIPATING DEALER AGREEMENT

Ladies and Gentlemen:

Morgan Stanley Distribution, Inc., as the dealer manager (“Dealer Manager”) for North Haven Net REIT, a Maryland statutory trust (the “Trust”), invites you (“Participating Broker-Dealer”) to participate in the distribution of common shares of beneficial interest, $0.01 par value per share, of the Trust subject to the following terms:

1.
Dealer Manager Agreement

The Dealer Manager has entered into a Second Amended and Restated Dealer Manager Agreement (the “Dealer Manager Agreement”) with the Trust dated June 4, 2026, attached hereto as Exhibit A. Except as otherwise specifically stated herein, all terms used in this Participating Dealer Agreement (this “Agreement”) have the meanings provided in the Dealer Manager Agreement.

As described in the Dealer Manager Agreement, the Trust is conducting a continuous private offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), of its Class T, Class F-T, Class S, Class F-S, Class L-S, Class D, Class F-D, Class I, Class F-I, Class L-I and/or Class E common shares of beneficial interest (the “Shares”).

Upon effectiveness of this Agreement, you will become one of the Participating Broker-Dealers referred to in the Dealer Manager Agreement and will be entitled and subject to the representations, warranties and covenants contained in the Dealer Manager Agreement relating to the rights and obligations of a Participating Broker-Dealer, including, but not limited to, the provisions of Sections 3 regarding suspension of offers and sales of Shares, solicitation of subscriptions of Shares, regulatory compliance, Section 4, wherein each of the Participating Broker-Dealers severally agrees to indemnify and hold harmless the Trust, MSREF Real Estate Advisor, Inc. (the “Adviser”), the Dealer Manager and their respective officers, trustees, directors, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act, or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 14 regarding submission of subscriptions for Shares, and Section 12 regarding suitability of investors and compliance procedures for offers and sales of Shares. The Shares are offered solely through broker-dealers who are members in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Participating Broker-Dealer hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions stated in the Private Placement Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Broker-Dealer an employee, agent, representative, or partner of the Dealer Manager, the Trust or the Adviser, and Participating Broker-Dealer is not authorized to act for the Dealer Manager, the Trust or the Adviser or to make any representations on their behalf except as set forth in the Private Placement Memorandum and the Authorized Sales Materials. In the event that Participating Broker-Dealer uses printed materials in connection with the Offering prepared by the Trust, the Adviser or the Dealer Manager intended for “broker-dealer use only” or “advisor use only,” Participating Broker-Dealer shall use such “broker-dealer use only” or “advisor use only” materials in accordance with Section VII below.

Exhibit 10.3

2.
Submission of Orders

Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Broker-Dealer such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Private Placement Memorandum. Those persons who purchase Shares will be instructed by Participating Broker-Dealer to make their instruments of payment payable to or for the benefit of “North Haven Net REIT”. Purchase orders that include a completed and executed Subscription Agreement in good order and instruments of payment received by the Trust at least five (5) business days prior to the first business day of the month (unless waived by the Dealer Manager) will be executed as of the first calendar day of the next month (based on the prior month’s transaction price). Subscribers may not submit an initial purchase order until at least five (5) business days after the date on which the subscriber receives a copy of the Private Placement Memorandum.

If Participating Broker-Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, Participating Broker-Dealer shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Subscription Agreements and instruments of payment received by Participating Broker-Dealer that conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section II. Transmittal of received investor funds will be made in accordance with the procedures set forth below.

Where, pursuant to Participating Broker-Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from subscribers, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by Participating Broker-Dealer to the Trust or its agent as set forth in the Subscription Agreement or as otherwise directed by the Trust.

Where, pursuant to Participating Broker-Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by Participating Broker-Dealer to the office of Participating Broker-Dealer conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Trust or its agent as set forth in the Subscription Agreement or as otherwise directed by the Trust.

3.
Pricing

Except as otherwise provided in the Private Placement Memorandum, which may be amended or supplemented from time to time, the Shares shall be offered at a purchase price payable in cash generally equal to the Trust’s prior month’s net asset value (“NAV”) per share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Private Placement Memorandum), or at a different offering price made available to investors in cases where the Trust believes there has been a material change to the NAV per Share since the end of the prior month, plus in either case any applicable selling commissions and dealer manager fees. For shareholders who participate in the Trust’s distribution reinvestment plan (“DRIP”), the cash distributions attributable to the class of shares that each shareholder owns will be automatically re-invested in additional shares of the same class. The DRIP Shares will be issued and sold to shareholders of the Trust at a purchase price equal to the then-current Share offering price per share before any applicable selling commissions and dealer manager fees (“transaction price”) of the applicable class of Shares on the date the distribution is payable. Except as otherwise indicated

Exhibit 10.3

in the Private Placement Memorandum or in any letter or memorandum sent to Participating Broker-Dealer by the Trust or the Dealer Manager, (i) a minimum initial purchase of $10,000 in Class T, Class F-T, Class S, Class F-S, Class D, Class F-D, Class I, Class F-I and Class E Shares and additional investments may be made in cash in minimal increments of at least $1,000 in Shares and (ii) a minimum initial purchase of $5,000,000 in Class L-I and Class L-S Shares and additional investments may be made in cash in minimal increments of at least $100,000 in Shares, in each case unless waived by the Dealer Manager. The Shares are nonassessable.

4.
Participating Broker-Dealer’s Compensation

Except as may be provided in the “Plan of Distribution” section of the Private Placement Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales and ongoing shareholder services rendered by Participating Broker-Dealer hereunder, Participating Broker-Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto, which compensation reflects the payment of all or a portion of the selling commissions, dealer manager fees and Servicing Fees received by the Dealer Manager in connection with Shares sold by Participating Broker-Dealer or Shares owned by shareholders to whom Participating Broker-Dealer performs ongoing shareholder services, as applicable.

5.
Representations, Warranties and Covenants of Participating Broker-Dealer

In addition to the representations and warranties found elsewhere in this Agreement, Participating Broker-Dealer represents, warrants and agrees that:

1.
Participating Broker-Dealer is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Broker-Dealer is organized.
2.
Participating Broker-Dealer is empowered under applicable laws and by Participating Broker-Dealer’s organizational documents to enter into this Agreement and perform all activities and services of Participating Broker-Dealer provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Broker-Dealer’s ability to perform under this Agreement.
3.
The execution, delivery and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Participating Broker-Dealer is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.
4.
All requisite actions have been taken to authorize Participating Broker-Dealer to enter into and perform this Agreement.
5.
Participating Broker-Dealer shall promptly notify Dealer Manager in writing of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Participating Broker-Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Broker-Dealer, within the meaning of Section 15 of the Securities Act.

Exhibit 10.3

6.
Participating Broker-Dealer will not sell or distribute Shares or otherwise make any such Shares available in any jurisdiction outside of the United States unless Participating Broker-Dealer receives prior written consent from Dealer Manager.
7.
Participating Broker-Dealer acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Participating Broker-Dealer.
8.
Participating Broker-Dealer has policies and procedures to ensure compliance with FINRA Rule 2030 and is currently in compliance with FINRA Rule 2030. Moreover, Participating Broker-Dealer represents that neither Participating Broker-Dealer nor any of its Covered Associates has made, directly or indirectly, any contributions that prohibit Participating Broker-Dealer from engaging in solicitation activities for compensation under FINRA Rule 2030 (a “Triggering Contribution”). Participating Broker-Dealer hereby agrees that neither it nor its Covered Associates will make a Triggering Contribution or violate FINRA Rule 2030 while engaged hereunder. If Participating Broker-Dealer breaches this provision and becomes aware of a Triggering Contribution or a violation of FINRA Rule 2030, Participating Broker-Dealer shall promptly provide written notice to the Dealer Manager of the nature of the ban or violation. As used herein, “Covered Associate” means any (i) general partner, managing member or executive officer of Participating Broker-Dealer, as well as any person with a similar status or function, (ii) any associated person of Participating Broker-Dealer who engages in distribution or solicitation activities with a government entity, (iii) any associated person of Participating Broker-Dealer who supervises, directly or indirectly, the government entity distribution or solicitation activities of a person in (ii) above, and (iv) any political action committee controlled by Participating Broker-Dealer or one of its Covered Associates.
6.
Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Trust, which reserves the right to reject any order for any reason or no reason including, without limitation, orders not accompanied by an executed Subscription Agreement in good order or without the required instrument of payment in full payment for the Shares. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If any check is not paid upon presentment, or if the Trust is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Trust reserves the right to cancel the sale without notice.

In the event that the Dealer Manager has reallowed any selling commission or dealer manager fee to Participating Broker-Dealer for the sale of one or more Shares and the subscription is rejected, canceled or rescinded for any reason as to one or more of the Shares covered by such subscription, Participating Broker-Dealer shall pay the amount specified to the Dealer Manager within ten (10) days following mailing of notice to Participating Broker-Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. Further, if Participating Broker-Dealer has retained selling commissions in connection with an order that is subsequently rejected, canceled or rescinded for any reason, Participating Broker-Dealer agrees to return to the subscriber any selling commission theretofore retained by Participating Broker-Dealer with respect to such order within three (3) days following mailing of notice to Participating Broker-Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If Participating Broker-Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to Participating Broker-Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

Exhibit 10.3

7.
Private Placement Memorandum and Authorized Sales Materials; Compliance with Laws

Participating Broker-Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Shares except as set forth in the Private Placement Memorandum and the Authorized Sales Materials. The Dealer Manager will supply Participating Broker-Dealer with reasonable quantities of the Private Placement Memorandum, as well as any Authorized Sales Materials for delivery to investors, and Participating Broker-Dealer will deliver a copy of the Private Placement Memorandum to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Shares to an investor. Participating Broker-Dealer agrees that it will not send or give any supplements to the Private Placement Memorandum, any amended Private Placement Memorandum or any Authorized Sales Materials to that investor unless it has previously sent or given a Private Placement Memorandum and all supplements thereto and any amended Private Placement Memorandum to that investor or has simultaneously sent or given a Private Placement Memorandum and all supplements thereto and any amended Private Placement Memorandum with such Private Placement Memorandum supplement, amended Private Placement Memorandum or Authorized Sales Materials. Participating Broker-Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Dealer Manager and marked “broker-dealer use only” or “advisor use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares. Participating Broker-Dealer agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Trust in writing other than the Private Placement Memorandum and the Authorized Sales Materials. Participating Broker-Dealer agrees to comply with all the applicable requirements under the Securities Act, the Exchange Act, conduct rules of FINRA and any other foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory agency in offering and selling Shares.

On becoming a Participating Broker-Dealer, and in offering and selling Shares, Participating Broker-Dealer agrees to comply with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated under both such acts, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state, federal, foreign and other laws and regulations applicable to the Offering, the sale of Shares or the activities of Participating Broker-Dealer pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended (“BSA”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended, and all implementing rules and regulations promulgated thereunder (the “USA PATRIOT Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (d) this Agreement and the Private Placement Memorandum as amended and supplemented. With respect to Participating Broker-Dealer’s use of electronic delivery of offering documents or subscription agreements and electronic signatures, Participating Broker-Dealer agrees to comply with the applicable requirements of the Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transactions Act referred to therein, each as may be amended from time to time. Notwithstanding the termination of this Agreement or the payment of any amount to Participating Broker-Dealer, Participating Broker-Dealer agrees to pay Participating Broker-Dealer’s proportionate share of any claim, demand or liability asserted against Participating Broker-Dealer and the other Participating Broker-Dealers on the basis that such Participating Broker-Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Broker-Dealer’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

Exhibit 10.3

8.
License and Association Membership

Participating Broker-Dealer’s acceptance of this Agreement constitutes a representation to the Trust and the Dealer Manager that Participating Broker-Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, and that it is a member in good standing of FINRA. Participating Broker-Dealer represents and warrants that it is its sole responsibility to ensure that its representatives are properly registered and licensed as required by any applicable law, rule or regulation. This Agreement shall automatically terminate if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which Participating Broker-Dealer’s principal office is located. Participating Broker-Dealer agrees to notify the Dealer Manager immediately if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Participating Broker-Dealer is currently registered or licensed, or in the case of a foreign dealer, so to conform. Participating Broker-Dealer also hereby agrees to abide by the conduct rules set forth in the FINRA rulebook (“FINRA Rules”).

9.
Limitation of Offer; Suitability

The Shares shall only be offered or sold in the United States. In connection with an Offering, Participating Broker-Dealer shall not approach or contact any prospective investor that is located outside of the United States without the prior written consent of the Dealer Manager. Shares are available for purchase by persons meeting the suitability standards described in the Private Placement Memorandum. Participating Broker-Dealer will offer Shares only to persons who meet the respective suitability standards, minimum investment requirements, and investor qualifications for the Shares as set forth in the Private Placement Memorandum and in accordance with the offering and conditions contained therein, or in any suitability letter or memorandum sent to it by the Trust or the Dealer Manager. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), and the Dealer Manager’s written consent for Participating Broker-Dealer to offer Shares in such jurisdiction. Participating Broker-Dealer represents, warrants and covenants that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both Participating Broker-Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, Participating Broker-Dealer will comply with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors. Participating Broker-Dealer acknowledges and agrees that the marketing of Shares to “U.S. persons” (as defined in Regulation S under the Securities Act) will rely on Rule 506(b) under Regulation D under the Securities Act as a safe harbor from registration under Securities Act. The Participating Broker-Dealer represents, warrants and covenants that it will not offer or sell Shares by means of any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D under the Securities Act), including but not limited to (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio and (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Participating Broker-Dealer further represents, warrants and covenants that neither Participating Broker-Dealer, nor any person associated with Participating Broker-Dealer, shall offer or sell Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Private Placement Memorandum, including status as an “accredited investor”; (b) applicable laws of the jurisdiction of which such investor is a resident; or (c) applicable FINRA Rules. Participating Broker-Dealer further represents, warrants and covenants that Participating Broker-Dealer, or a person associated with Participating Broker-Dealer, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records

Exhibit 10.3

disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by Participating Broker-Dealer, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. Participating Broker-Dealer agrees to retain such documents and records in Participating Broker-Dealer’s records for a period of six (6) years from the date of the applicable sale of Shares, to otherwise comply with the record keeping requirements provided in Section XIII below and to make such documents and records available to (i) the Dealer Manager and the Trust upon request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon Participating Broker-Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. Participating Broker-Dealer further represents, warrants and covenants that it will notify Dealer Manager in writing if an investment in the Shares becomes no longer suitable or appropriate for a proposed investor prior to the acceptance of the order by the Trust. Participating Broker-Dealer shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Participating Broker-Dealer’s customer and his or her signature on a Subscription Agreement.

10.
Disclosure Review; Confidentiality of Information

Participating Broker-Dealer agrees that it shall have reasonable grounds to believe, based on the information made available to it through the Private Placement Memorandum or other materials, that all material facts are adequately and accurately disclosed in the Private Placement Memorandum and provide a basis for evaluating the Shares. In making this determination, Participating Broker-Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If Participating Broker-Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, Participating Broker-Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Trust.

It is anticipated that (i) Participating Broker-Dealer and Participating Broker-Dealer’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of Participating Broker-Dealer that are conducting a due diligence inquiry on behalf of Participating Broker-Dealer and (ii) persons or committees, as the case may be, responsible for determining whether Participating Broker-Dealer will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Trust, the Dealer Manager, the Adviser or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Trust, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Trust, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Trust, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Broker-Dealer agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Broker-Dealer’s due diligence inquiry. Participating Broker-Dealer agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating

Exhibit 10.3

Broker-Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. Participating Broker-Dealer further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Broker-Dealer’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Broker-Dealer’s confidentiality obligation. Participating Broker-Dealer acknowledges that Participating Broker-Dealer or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Trust, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Broker-Dealer acknowledges that Participating Broker-Dealer or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Trust, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Participating Broker-Dealer acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Trust to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Trust or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the SEC or FINRA), provided that Participating Broker-Dealer shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).

11.
Participating Broker-Dealer’s Financial Crimes Representations

Neither Participating Broker-Dealer nor any of its subsidiaries, affiliates, directors, officers, employees, agents or representatives has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person to improperly influence official action by that person for the benefit of Participating Broker-Dealer or its subsidiaries or affiliates, or to otherwise secure any improper advantage.

Participating Broker-Dealer and its subsidiaries have conducted and will conduct its business in compliance with Anti-Corruption Laws, Anti-Money Laundering Laws, Sanction, and applicable counter terrorism financing laws, rules and regulations, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Participating Broker-Dealer or any of its subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions, or applicable counter terrorism financing laws, rules and regulations is pending or, to the knowledge of Participating Broker-Dealer, threatened.

“Anti-Corruption Laws” means, collectively (a) the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”), (b) the UK Bribery Act 2010 and (c) any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption. “Anti-Money Laundering Laws” means the applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act of 1970, as amended, applicable provisions of the USA PATRIOT Act, the Money Laundering Control Act of 1986, the anti-money laundering statutes of all jurisdictions to the extent applicable to Morgan Stanley or any of its subsidiaries, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency. “Sanctions” means any sanctions administered or enforced by the United States Government (including the U.S. Department of Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority.

Exhibit 10.3

Participating Broker-Dealer and its subsidiaries have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions and with the representations and warranties contained herein.

Participating Broker-Dealer represents and warrants on a continuing basis that it:

1.
will comply with all applicable tax laws in relation to tax evasion and tax fraud in the performance of this Agreement;
2.
will comply with all applicable tax and reporting obligations in the performance of this Agreement;
3.
will not through any act or omission, knowingly facilitate a third party in engaging in any form of tax evasion or tax fraud, or otherwise engage in any activity, practice or conduct that would constitute a tax evasion facilitation offence under anti-facilitation of tax evasion laws; and
4.
has instituted and maintained, and will continue to maintain throughout the term of this Agreement, policies and procedures reasonably designed to prevent the facilitation of tax evasion by another person (including without limitation employees of the Participating Broker-Dealer) and to ensure compliance with the representations and warranties contained herein.

Neither Participating Broker-Dealer nor any of its subsidiaries, affiliates, shareholders, directors, officer, employees, or, to the Participating Broker-Dealer’s knowledge any of its agents or representatives, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (i) the subject or target of any Sanctions or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive territorial Sanctions (currently, Crimea, the so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, and Syria).

Participating Broker-Dealer will not, directly or indirectly, use the proceeds of this Agreement or lend, contribute or otherwise make available such proceeds to any Person, (i) to fund any activities or business of or with any Person or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions; (ii) to fund or facilitate any money laundering or terrorist financing activities; or (iii) in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by any Person (including any party to this Agreement).

12.
Participating Broker-Dealer’s Diligence Obligations

Participating Broker-Dealer hereby represents that it has complied and will comply with Anti-Money Laundering Laws and Section 326 of the USA PATRIOT Act in connection with broker/dealers’ anti-money laundering obligations.

In connection with the Dealer Manager’s reliance on Participating Broker-Dealer to perform Customer Identification Program (“CIP”) and Customer Due Diligence (“CDD”) procedures on its behalf, Participating Broker-Dealer represents and warrants that (1) Participating Broker-Dealer maintains an anti-money laundering program (“AML Program”) reasonably designed to comply with the Anti-Money Laundering Laws, applicable laws and regulations, including federal and state securities laws, and applicable rules of FINRA; (2) Participating Broker-Dealer has implemented a CIP that enables Participating Broker-Dealer to form a reasonable belief that it knows the true identity of its customers,

Exhibit 10.3

including procedures to obtain information from and verify the identity of customers, maintain records of the information used to verify identity, determine whether the customer appears on any government list of known or suspected terrorists or terrorist organizations, and provide customers with adequate notice that the institution is requesting information to verify their identities; (3) Participating Broker-Dealer has implemented CDD procedures that enable Participating Broker-Dealer to identify and verify the beneficial owner(s) and key controller of certain legal entity customers and receives a signed certification from the legal entity customer that confirms the accuracy of the Beneficial Owner(s) and Key Controller information provided; (4) Participating Broker-Dealer has implemented CDD procedures that enable Participating Broker-Dealer to identify higher risk customers and perform enhanced due diligence on such customers; and (5) Participating Broker-Dealer will provide, upon request by the Dealer Manager at any time, (i) a copy of its AML Program, (ii) a copy of the findings and any remedial actions taken in connection with Participating Broker-Dealer’s most recent independent testing of its AML Program, (iii) a certification confirming that it or its agent will perform all aspects of its CIP and CDD procedures in connection with the Participating Broker-Dealer’s purchase offer or sale of the Shares and (iv) copies of all relevant know your customer documentation including verification of identification, beneficial owners, source of wealth and source of funds when this information is received from its customers.

Participating Broker-Dealer represents and warrants that to the extent that any of its customers who maintain Trust accounts is a current or former Politically Exposed Person (“PEP”), an immediate family member of a PEP, a person who is widely known (or is actually known by the Participating Broker-Dealer) to maintain a close personal relationship with any such individual, or a corporation, business or other entity that has been formed by or for the benefit of such individual, it has conducted appropriate due diligence of such customer.

Participating Broker-Dealer represents and warrants that to the extent its customers who maintain Trust accounts are foreign banks, it has taken reasonable measures and has obtained certifications and will obtain re-certifications that indicate that the customers are not foreign shell banks, as defined in the BSA Regulations.

Participating Broker-Dealer hereby represents, warrants and covenants on a continuing basis that it also takes all reasonable and practicable steps to ensure that it does not accept or maintain investments in Shares, directly or indirectly, from any of the following (and that it maintains policies and procedures reasonably designed to ensure compliance with this clause):

1.
A Person who is or becomes, or is owned or controlled by a Person that is or becomes, the subject or target of any Sanctions; or
5.
A Person located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive territorial Sanctions (currently, Crimea, the so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, and Syria); or
6.
Anonymous customers or from customers using obviously fictitious names; or
7.
A shell bank (i.e., a bank with no physical presence in any country).

Participating Broker-Dealer agrees to notify immediately, in writing, the Anti-Money Laundering Compliance Officer of the Dealer Manager if it becomes aware of any suspicious activity or pattern of activity or any activity that may require further review to determine whether it is suspicious in connection with the Trust. Participating Broker-Dealer agrees to notify the Dealer Manager immediately if

Exhibit 10.3

Participating Broker-Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.

13.
Privacy

Participating Broker-Dealer agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLB Act and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”) and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Broker-Dealer may share with the Trust and the Trust may share with Participating Broker-Dealer nonpublic personal information (as defined under the GLB Act) of customers of Participating Broker-Dealer. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Broker-Dealer shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Broker-Dealer served as the broker-dealer of record for such customer’s account. Participating Broker-Dealer, the Dealer Manager and the Trust shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLB Act), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLB Act) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII. Except as expressly permitted under the FCRA, Participating Broker-Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Participating Broker-Dealer shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Broker-Dealer, the Dealer Manager or the Trust expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.

Participating Broker-Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLB Act), and any other applicable legal or regulatory requirements. Participating Broker-Dealer further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating Broker-Dealer provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.

Exhibit 10.3

14.
Participating Broker-Dealer’s Undertaking to Not Facilitate a Secondary Market in the Shares

Participating Broker-Dealer acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and repurchase of the Shares, which significantly limit the liquidity of an investment in the Shares. Participating Broker-Dealer also acknowledges that the Trust’s share repurchase plan (the “Plan”) provides only a limited opportunity for investors to have their Shares purchased by the Trust and that the Trust’s board of trustees may, in its sole discretion, amend, suspend, or terminate the Plan at any time in accordance with the terms of the Plan. Participating Broker-Dealer hereby agrees that so long as the Trust has not listed the Shares on a national securities exchange, Participating Broker-Dealer will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.

15.
Arbitration

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement) and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the New York City FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

16.
Termination

Participating Broker-Dealer will suspend or terminate its offer and sale of Shares upon the request of the Trust or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Trust or the Dealer Manager. Any party may terminate this Agreement by written notice. Such termination shall be effective 48 hours after the mailing or other transmission of such notice by the methods provided in Section XVII below. This Agreement is the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Broker-Dealer, and any such amendment shall be deemed accepted by Participating Broker-Dealer upon placement of an order for sale of Shares by such Participating Broker-Dealer’s customer after Participating Broker-Dealer has received such notice.

The respective agreements and obligations of the Dealer Manager and Participating Broker-Dealer set forth in Sections IV, VI, VII, and XIV through XVIII of this Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

Exhibit 10.3

17.
Use of Trust and Morgan Stanley Names

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use by Participating Broker-Dealer of the name or identifying marks of the Trust, the Dealer Manager, “Morgan Stanley”, or “North Haven” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Trust’s name at any time and to request to review any materials generated by Participating Broker-Dealer that use the Trust’s or Morgan Stanley’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

18.
Notice

Notices and other writings contemplated by this Agreement shall be delivered via (i) hand, (ii) first class registered or certified mail, postage prepaid, return receipt requested, (iii) a nationally recognized overnight courier or (iv) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	Morgan Stanley Distribution, Inc.
Attn: Chief Legal Officer
1633 Broadway New York, NY 10019 and a copy to: North Haven Net REIT Attn: Douglas Armer 1585 Broadway, 33rd Floor New York, NY 10036 Email: douglas.armer@morganstanley.com

If to Participating Broker-Dealer:	To the address specified by Participating Broker-Dealer herein.

19.
Attorney’s Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of New York and shall take effect when signed by Participating Broker-Dealer and countersigned by the Dealer Manager. Venue for any action (including arbitration) shall lie exclusively in New York, New York.

20.
No Partnership

Nothing in this Agreement shall be construed or interpreted to constitute Participating Broker-Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Trust or the other Participating Broker-Dealers; instead, this Agreement shall only constitute Participating Broker-Dealer as a dealer authorized by the Dealer Manager to sell the Shares according to the terms set forth in the Private Placement Memorandum as amended and supplemented and in this Agreement.

Exhibit 10.3

21.
ERISA Matters

The parties agree as follows:

2.
Participating Broker-Dealer is a broker-dealer registered under the Exchange Act.
8.
To the extent Participating Broker-Dealer (or its registered representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Trust, the Adviser, the sponsor of the Trust or each of their respective affiliates and related parties (collectively, the “Trust Parties”) provides directly to Participating Broker-Dealer (or its registered representatives), without direct charge, for use in connection with Participating Broker-Dealer’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Broker-Dealer will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.
9.
Certain of the Trust Parties have financial interests associated with the purchase of Shares of the Trust, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of Shares of the Trust, as described in the Private Placement Memorandum.
10.
To the extent that Participating Broker-Dealer provides investment advice to its Retirement Customers, Participating Broker-Dealer will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Broker-Dealer is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.
11.
Participating Broker-Dealer is independent of Dealer Manager and Dealer Manager is not undertaking to provide impartial investment advice to Participating Broker-Dealer or its Retirement Customers.

XXI. Electronic Signatures and Electronic Delivery of Documents. Electronic Signatures.

2.
Electronic Signatures. If Participating Broker-Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by the Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA including, as applicable, the Electronic Signature Law), to the extent the Trust allows the use of Electronic Signature, in whole or in part, Participating Broker-Dealer represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; (iii) Participating Broker-Dealer will comply with all applicable the terms of the Electronic Signature Law; and (iv) Participating Broker-Dealer agrees to the Electronic Signature Use Indemnity Agreement attached hereto as Exhibit B.
12.
Electronic Delivery. If Participating Broker-Dealer intends to use electronic delivery to distribute the Private Placement Memorandum or other documents related to the Trust to any person, Participating Broker-Dealer will comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the SEC and FINRA and any other applicable laws or regulations related to the electronic delivery of offering documents including, as appropriate, Electronic Signature Law. Participating Broker-Dealer shall obtain and document its receipt of the informed

Exhibit 10.3

consent to receive documents electronically of persons, which documentation shall be maintained by Participating Broker-Dealer and made available to the Trust and/or the Dealer Manager upon request.

Exhibit 10.3

THE DEALER MANAGER:

MORGAN STANLEY DISTRIBUTION, INC.

Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1. IDENTITY OF Participating Broker-Dealer:
Company Name:

Type of entity:
(Corporation, Partnership or Proprietorship)

Organized in the State of:

Licensed as broker-dealer in all States:	Yes	No

If no, list all States licensed as broker-dealer:

Tax ID#:

2. Person to receive notices delivered pursuant to the Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY Participating Broker-Dealer:

(Participating Broker-Dealer’s Firm Name)

Exhibit 10.3

By:
Signature

Name:

Title:

Date:

SCHEDULE I

ADDENDUM

TO

PARTICIPATING DEALER AGREEMENT WITH

MORGAN STANLEY DISTRIBUTION, INC.

Name of Participating Broker-Dealer:__________________________________

The following (the “Addendum”) reflects the selling commissions, dealer manager fees and Servicing Fees as agreed upon between Morgan Stanley Distribution, Inc. (the “Dealer Manager”) and Participating Broker-Dealer, effective as of the effective date of the Participating Dealer Agreement (the “Agreement”) between the Dealer Manager and Participating Broker-Dealer in connection with the offering of Shares of North Haven Net REIT (the “Trust”).

Upfront Selling Commissions and Dealer Manager Fees

Except as may be provided in the “Plan of Distribution” section of the Private Placement Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by Participating Broker-Dealer of Class T, Class F-T, Class S, Class F-S, Class L-S, Class D and Class F-D Shares that Participating Broker-Dealer is authorized to sell and for services rendered by Participating Broker-Dealer hereunder, the Dealer Manager shall reallow to Participating Broker-Dealer an upfront selling commission in an amount equal to the percentage set forth below of the transaction price per Share on such completed sales of Class T, Class F-T, Class S, Class F-S, Class L-S, Class D and Class F-D Shares, as applicable, by Participating Broker-Dealer. Participating Broker-Dealer shall not receive selling commissions for sales of any DRIP Shares, or for sales of any Class I, Class F-I, Class L-I and Class E Shares. For purposes of this Schedule I, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents, payment for the Shares has been received by the Trust in full in the manner provided in Section II of the Agreement, the Trust has accepted the subscription agreement of such subscriber, and the Trust has thereafter distributed the selling commission to the Dealer Manager in connection with such transaction.

Except as may be provided in the “Plan of Distribution” section of the Private Placement Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales by Participating Broker-Dealer of Class T and Class F-T Shares that Participating Broker-Dealer is authorized to sell and for services rendered by Participating Broker-Dealer hereunder, the Dealer Manager shall reallow to Participating Broker-Dealer an upfront dealer manager fee in an amount equal to the percentage set forth below of the transaction price per share on such completed sales of Class T and Class F-T Shares by Participating Broker-Dealer. Participating Broker-Dealer shall not receive dealer manager fees for sales of any DRIP Shares, or for sales of any Class S, Class F-S, Class L-S, Class D, Class F-D, Class E, Class I, Class F-I or Class L-I Shares.

Participating Broker-Dealer may withhold the selling commissions and dealer manager fees, if applicable, to which it is entitled pursuant to the Agreement, this Schedule I and the Private Placement Memorandum from the purchase price for the Shares in the Offering and forward the balance to the Trust or its agent as set forth in the Subscription Agreement if it represents to the Dealer Manager that: (i) Participating Broker-Dealer is legally permitted to do so; and (ii) (A) Participating Broker-Dealer meets all applicable net capital requirements under the Rules of FINRA or other applicable rules regarding such an arrangement; (B) Participating Broker-Dealer has forwarded the Subscription Agreement to the Trust or its agent within the time required under Section II of the Agreement, and received the Trust’s written acceptance of the subscription prior to forwarding the purchase price for the Shares, net of the selling commissions and dealer manager fees, if applicable, to which Participating Broker-Dealer is entitled, to the Trust or its agent; and (C) Participating Broker-Dealer has verified that there are sufficient funds in the investor’s account with Participating Broker-Dealer to cover the entire cost of the subscription. Participating Broker-Dealer shall wire such subscription funds to the Trust or its agent as set forth in the Subscription Agreement by the end of the second business day following receipt of the Trust’s written acceptance of the subscription.

Participating Broker-Dealer shall be responsible for implementing the volume discounts described in or as otherwise provided in the “Plan of Distribution” section of the Private Placement Memorandum. Requests to combine purchase orders of Class T, Class F-T, Class D, Class F-D, Class S, Class F-S or Class L-S Shares as a part of a combined order for the purpose of qualifying for discounts as described in the “Plan of Distribution” section of the Private Placement Memorandum must be made in writing by Participating Broker-Dealer, and any resulting reduction in selling commissions or dealer manager fees will be prorated among the separate subscribers.

Terms and Conditions of the Servicing Fees

The payment of the Servicing Fee to Participating Broker-Dealer is subject to terms and conditions set forth herein and the Private Placement Memorandum as may be amended or supplemented from time to time. If Participating Broker-Dealer elects to sell Class T, Class F-T, Class D, Class F-D, Class S, Class F-S Shares or Class L-S Shares, eligibility to receive the Servicing Fee with respect to the Class T, Class F-T, Class D, Class F-D, Class S, Class F-S Shares or Class L-S Shares, as applicable, sold by Participating Broker-Dealer is conditioned upon Participating Broker-Dealer acting as broker-dealer of record with respect to such Shares and complying with the requirements set forth below, including providing shareholder and account maintenance services with respect to such Shares. For the avoidance of doubt, such services are non-distribution services, other than those primarily intended to result in the sale of Shares.

(i) the existence of an effective Participating Dealer Agreement or ongoing Servicing Agreement between the Dealer Manager and Participating Broker-Dealer, and

(ii) the provision of services with respect to the Class T, Class F-T, Class D, Class F-D, Class S, Class F-S or Class L-S Shares, as applicable, by Participating Broker-Dealer, which may include one or more, without limitation and as appropriate, of the following:

1.
assistance with recordkeeping, including maintaining records for and on behalf of Participating Broker-Dealer’s customers reflecting transactions and balances of Shares owned,
2.
transmitting shareholder communications to its customers from the Trust or the Dealer Manager, including the Private Placement Memorandum, annual and periodic reports, and proxy statements,
3.
establishing an account and providing ongoing account maintenance,
4.
assistance with and answering investor inquiries regarding the Trust, including distribution payments and reinvestment decisions,
5.
helping investors understand their investments,
6.
Share repurchase requests,
7.
assistance with Share conversion processing, or
8.
providing such other similar services as the shareholder may reasonably require in connection with its investment in the class of Shares.

With respect to Class T or Class F-T Shares, the financial advisor of Participating Broker-Dealer responsible for the sale of such Class T or Class F-T Shares is expected to provide one or more of the services listed in items 3 through 8 above. In connection with this provision, Participating Broker-Dealer agrees to reasonably cooperate to provide certification to the Trust, the Dealer Manager, and its agents (including its auditors) confirming the provision of services to each particular class of shareholders upon reasonable request.

Participating Broker-Dealer hereby represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements and is providing the above-described services. Participating Broker-Dealer agrees to promptly notify Dealer Manager if it is no longer the broker-dealer of record with respect to some or all of the Class T, Class F-T, Class D, Class F-D, Class S, Class F-S or Class L-S Shares giving rise to such Servicing Fees or if it no longer satisfies any or all of the conditions set forth above.

Subject to the conditions described herein, the Dealer Manager will reallow to Participating Broker-Dealer the Servicing Fee in an amount described below, on Class T, Class F-T, Class D, Class F-D, Class S, Class F-S Shares or Class L-S Shares, as applicable, sold by Participating Broker-Dealer. To the extent payable, the Servicing Fee will accrue monthly based on the Trust’s then-current NAV of the Shares of such class and will be payable monthly in arrears as provided in the Private Placement Memorandum. All determinations regarding the total amount and rate of reallowance of the Servicing Fee, Participating Broker-Dealer’s compliance with the listed conditions, and the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.

Notwithstanding the foregoing, subject to the terms of the Private Placement Memorandum, at such time as Participating Broker-Dealer is no longer the broker-dealer of record with respect to such Class T, Class F-T, Class D, Class F-D, Class S, Class F-S or Class L-S Shares or that Participating Broker-Dealer no longer satisfies any or all of the conditions set forth above, then Participating Broker-Dealer’s entitlement to the Servicing Fees related to such Class T, Class F-T, Class D, Class F-D, Class S, Class F-S and Class L-S Shares, as applicable, shall cease, and Participating Broker-Dealer shall not receive the Servicing Fee for any month in which Participating Broker-Dealer is not eligible on the last day of such month. Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class T, Class F-T, Class D, Class F-D, Class S, Class F-S and Class L-S Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. Participating Broker-Dealer is not entitled to any Servicing Fee with respect to Class I, Class F-I, Class L-I or Class E Shares. The Dealer Manager may also reallow some or all of the Servicing Fee to other broker-dealers who provide services with respect to the Shares (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

As described in the Private Placement Memorandum, the Trust and the Dealer Manager shall cease paying the Servicing Fee with respect to any Class T, Class F-T, Class D, Class F-D, Class S, Class F-S and Class L-S Shares held in a shareholder’s account at the end of the month in which the Dealer Manager, in conjunction with the transfer agent, determines that total selling commissions, dealer manager fees and Servicing Fees paid with respect to such Shares would exceed any applicable limit set by a Participating Broker-Dealer set forth in any applicable agreement between the Dealer Manager and a Participating

Broker-Dealer at the time such shares were issued. At the end of such month, such Class T, Class F-T, Class D, Class F-D, Class S, Class F-S and Class L-S Shares (and any Shares issued under the DRIP with respect thereto) held in a shareholder’s account shall automatically convert without any action on the part of the holder thereof into a number of Class I, Class F-I or Class L-I Shares (including any fractional Shares) with an equivalent aggregate NAV as such Shares. In addition, the Trust and the Dealer Manager will cease paying the Servicing Fee on Class T, Class F-T, Class D, Class F-D, Class S, Class F-S, Class L-I Shares and Class L-S Shares in connection with such Offering upon the earlier to occur of the following: (i) a listing of Class I Shares or (ii) the merger or consolidation of the Trust with or into another entity or the sale or other disposition of all or substantially all of the Trust’s assets, in each case in a transaction in which the Trust’s shareholders receive cash or shares listed on a national stock exchange. For purposes of this Schedule I, the portion of the Servicing Fee accruing with respect to Class T, Class F-T, Class D, Class F-D, Class S, Class F-S and Class L-S Shares of the Trust’s common shares issued (publicly or privately) by the Trust during the term of a particular Offering, and not issued pursuant to a prior Offering, shall be underwriting compensation with respect to such particular Offering and not with respect to any other Offering.

General

Selling commissions, dealer manager fees and Servicing Fees due to Participating Broker-Dealer pursuant to this Agreement will be paid to Participating Broker-Dealer within 30 days after receipt by the Dealer Manager. Participating Broker-Dealer, in its sole discretion, may authorize Dealer Manager to deposit selling commissions, dealer manager fees, Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If Participating Broker-Dealer so elects, Participating Broker-Dealer shall provide such deposit authorization and instructions in Schedule II to this Agreement.

The parties hereby agree that the foregoing selling commissions and reallowed dealer manager fees and Servicing Fee are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Shares, that Participating Broker-Dealer’s interest in the Offering is limited to such selling commissions and reallowed dealer manager fees and Servicing Fee from the Dealer Manager and Participating Broker-Dealer’s indemnity referred to in Section 4 of the Dealer Manager Agreement, and that the Trust is not liable or responsible for the direct payment of such selling commissions and reallowed dealer manager fees and Servicing Fee to Participating Broker-Dealer.

Except as otherwise described under “Upfront Selling Commissions” above, Participating Broker-Dealer waives any and all rights to receive compensation, including the dealer manager fees and Servicing Fee, until it is paid to and received by the Dealer Manager. Participating Broker-Dealer acknowledges and agrees that if the Trust pays selling commissions, dealer manager fees or Servicing Fees, as applicable, to the Dealer Manager, the Trust is relieved of any obligation for selling commissions, dealer manager fees or Servicing Fees, as applicable, to Participating Broker-Dealer. The Trust may rely on and use the preceding acknowledgement as a defense against any claim by Participating Broker-Dealer for selling commissions, dealer manager fees or Servicing Fees, as applicable, the Trust pays to Dealer Manager but that Dealer Manager fails to remit to Participating Broker-Dealer. Participating Broker-Dealer affirms that the Dealer Manager’s liability for selling commissions and dealer manager fees payable and the Servicing Fee is limited solely to the proceeds of selling commissions, dealer manager fees and the Servicing Fee, as applicable, receivable from the Trust and Participating Broker-Dealer hereby waives any and all rights to receive payment of selling commissions or any reallowance of dealer manager fees or the Servicing Fee, as applicable, due until such time as the Dealer Manager is in receipt of the selling commission, dealer manager fee or Servicing Fee, as applicable, from the Trust. Notwithstanding the above, Participating Broker-Dealer affirms that, to the extent Participating Broker-Dealer retains selling commissions as described above under “Upfront Selling Commissions,” neither the Trust nor the Dealer Manager shall have liability for selling commissions payable to Participating Broker-Dealer, and that Participating Broker-Dealer is solely responsible for retaining the selling commissions due to Participating Broker-Dealer from the subscription funds received by Participating Broker-Dealer from its customers for the purchase of Shares in accordance with the terms of this Agreement.

Notwithstanding anything herein to the contrary, Participating Broker-Dealer will not be entitled to receive any selling commissions, dealer manager fees or Servicing Fee that would cause the aggregate amount of selling commissions, dealer manager fees, Servicing Fees and other forms of underwriting compensation paid from any source in connection with the Offering to exceed any agreed upon amount.

Due Diligence

In addition, as set forth in the Private Placement Memorandum, the Dealer Manager or, in certain cases at the option of the Trust, the Trust, will pay or reimburse Participating Broker-Dealer for reasonable bona fide due diligence expenses incurred by Participating Broker-Dealer in connection with the Offering. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by Participating Broker-Dealer and its personnel when visiting the Trust’s offices or properties to verify information relating to the Trust or its properties. Participating Broker-Dealer shall provide a detailed and itemized invoice for any such due diligence expenses and shall obtain the prior written approval from the Dealer Manager for such expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. Notwithstanding the foregoing, no such payment will be made if such payment would cause the aggregate of such reimbursements to Participating Broker-Dealer and other broker-dealers, together with all other organization and offering expenses, to exceed any agreed upon amount. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Private Placement Memorandum, FINRA rules and other applicable laws and regulations.

Share Class Election

CHECK EACH APPLICABLE BOX BELOW IF DEALER ELECTS TO PARTICIPATE IN THE DISTRIBUTION OF THE LISTED SHARE CLASS

FORMCHECKBOX Class T Shares	FORMCHECKBOX Class S Shares	FORMCHECKBOX Class L-S Shares	FORMCHECKBOX Class F-D Shares	FORMCHECKBOX Class F-I Shares
FORMCHECKBOX Class F-T Shares	FORMCHECKBOX Class F-S Shares	FORMCHECKBOX Class D Shares	FORMCHECKBOX Class I Shares	FORMCHECKBOX Class L-I Shares

The following reflects the selling commission, dealer manager fee and the Servicing Fee as agreed upon between the Dealer Manager and Participating Broker-Dealer for the applicable Share class.

(Initials)	Selling commission of [ ]% of the transaction price per Class T Share* (Up to 3.0%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T Shares.
(Initials)	Selling commission of [ ]% of the transaction price per Class F-T Share* (Up to 3.0%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class F-T Shares.

(Initials)	Dealer manager fee of [ ]% of the transaction price per Class T Share* (Up to 0.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T Shares.
(Initials)	Dealer manager fee of [ ]% of the transaction price per Class F-T Share* (Up to 0.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class F-T Shares.
(Initials)

Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class T Shares, consisting of an advisor shareholder servicing fee of [ ]% (Annualized Rate), and a dealer shareholder servicing fee of [ ]% (Annualized Rate), of the aggregate NAV of outstanding Class T Shares. (Sum of advisor shareholder servicing fee and dealer shareholder servicing fee must not exceed 0.85%)

By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

(Initials)

Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class F-T Shares, consisting of an advisor shareholder servicing fee of [ ]% (Annualized Rate), and a dealer shareholder servicing fee of [ ]% (Annualized Rate), of the aggregate NAV of outstanding Class F-T Shares. (Sum of advisor shareholder servicing fee and dealer shareholder servicing fee must not exceed 0.85%)

By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

(Initials)	Selling commission of [ ]% of the transaction price per Class S Share* (Up to 3.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class S Shares.
(Initials)	Selling commission of [ ]% of the transaction price per Class F-S Share* (Up to 3.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class F-S Shares.
(Initials)	Selling commission of [ ]% of the transaction price per Class L-S Share* (Up to 3.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class L-S Shares.

(Initials)	Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class S Shares (Up to 0.85%)

By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

(Initials)	Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class F-S Shares (Up to 0.85%)

By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

(Initials)	Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class L-S Shares (Up to 0.85%)

By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

(Initials)	Selling commission of [ ]% of the transaction price per Class D Share (Up to 1.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class D Shares.
(Initials)	Selling commission of [ ]% of the transaction price per Class F-D Share (Up to 1.5%)	By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class F-D Shares.
(Initials)	Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class D Shares (Up to 0.25%)

By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.
(Initials)	Servicing Fee of [ ]% (Annualized Rate) of aggregate NAV of outstanding Class F-D Shares (Up to 0.25%)

By initialing here, Participating Broker-Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Broker-Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

(Initials)

A cap on the total selling commissions, dealer manager fees and Servicing Fees paid with respect to the Class T Shares held within a shareholder’s account of [ ]% of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under the DRIP with respect thereto).

By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to a cap of less than [ ]% of the gross proceeds from the sale of any shares (including the gross proceeds of any shares issued under the DRIP with respect thereto) on the total selling commissions, dealer manager fees and Servicing Fees paid with respect to the shares held in a shareholder’s account and sold pursuant to the Agreement and this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, the cap will be [ ]% and initialing is not necessary.

(Initials)

A cap on the total selling commissions, dealer manager fees and Servicing Fees paid with respect to the Class F-T Shares held within a shareholder’s account of [ ]% of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under the DRIP with respect thereto).

By initialing here, Participating Broker-Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to a cap of less than [ ]% of the gross proceeds from the sale of any shares (including the gross proceeds of any shares issued under the DRIP with respect thereto) on the total selling commissions, dealer manager fees and Servicing Fees paid with respect to the shares held in a shareholder’s account and sold pursuant to the Agreement and this Schedule I. Should Participating Broker-Dealer choose to opt out of this provision, the cap will be [ ]% and initialing is not necessary.

* Subject to discounts described in the “Plan of Distribution” section of the Private Placement Memorandum.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

MORGAN STANLEY DISTRIBUTION, INC.

By:

Name:

Title:

“DEALER”

(Print Name of Participating Broker-Dealer)

By:

Name:

Title:

SCHEDULE II

TO

PARTICIPATING DEALER AGREEMENT WITH

MORGAN STANLEY DISTRIBUTION, INC.

NAME OF ISSUER: NORTH HAVEN NET REIT

NAME OF DEALER:

SCHEDULE TO AGREEMENT DATED:

Participating Broker-Dealer hereby authorizes the Dealer Manager or its agent to deposit selling commissions, dealer manager fees, Servicing Fees and other payments due to it pursuant to the Agreement to its bank account specified below. This authority will remain in force until Participating Broker-Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Broker-Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Broker-Dealer for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“DEALER”

(Print Name of Participating Broker-Dealer)

By:

Name:

Title:

Date

DOCPROPERTY DOCID \* MERGEFORMAT TIME \@ "M/d/yy h:mm am/pm" \* MERGEFORMAT 6/3/26 4:50 PM

11

EXHIBIT A

TO FORM OF PARTICIPATING DEALER AGREEMENT

Dealer Manager Agreement

12

EXHIBIT B

TO FORM OF PARTICIPATING DEALER AGREEMENT

Electronic Signature Use Indemnity Agreement

Participating Broker-Dealer has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by Electronic Signature (as such term is defined in Section XXII hereof). In consideration of the Trust allowing Participating Broker-Dealer and its clients to execute certain account-related transactions and/or requests, in whole or in part, by Electronic Signature, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Participating Broker-Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Trust, the Dealer Manager Parties, each of their affiliates and each of their and their affiliates’ officers, directors, trustees, agents and employees, in whatever capacity they may act, from and against any and all claims (whether groundless or otherwise), losses, liabilities, damages and expenses, including, but not limited to, costs, disbursements and reasonable counsel fees (whether incurred in connection with such claims, losses, liabilities, damages and expenses or in connection with the enforcement of any rights hereunder), arising out of or in connection with the Participating Broker-Dealer’s representations or covenants set forth in Section XXII hereof or the representations described below.

Participating Broker-Dealer represents that it will comply with all applicable terms of Electronic Signature Law as outlined in Section XXII hereof. Participating Broker-Dealer represents that the Trust may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Broker-Dealer’s client given with such client’s prior authorization and consent. Participating Broker-Dealer represents that the Trust may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Broker-Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Broker-Dealer’s client received all disclosures required by applicable Electronic Signature Law. Participating Broker-Dealer agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature upon request by the Trust.